                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                                                      [X]

Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                                    GMO TRUST
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

5)   Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials:

     ___________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

     ___________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

3)   Filing Party:

     ___________________________________________________________________________

4)   Date Filed:

     ___________________________________________________________________________

                                    GMO TRUST

                               GMO ALPHA ONLY FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                               [__________], 2006

Dear Shareholder:

     A Special Meeting of the Shareholders of GMO Alpha Only Fund (the "Fund"), a series of GMO Trust (the "Trust"), will be held on [June 16, 2006], 2006 at [9:00 a.m.], Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts.

     As described in the attached Notice and Proxy Statement, you are being asked to approve the elimination of the Fund's fundamental investment restriction with respect to the short sale of securities.

     We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, we need your vote. To have your vote count, you must return a proxy card.

     We look forward to receiving your proxy so that your shares may be voted at the meeting.

                                        Sincerely,


                                        ----------------------------------------
                                        Scott Eston
                                        President of the Trust

                                    GMO TRUST

                               GMO ALPHA ONLY FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Alpha Only Fund (the "Fund"):

     Notice is hereby given that a special meeting of the shareholders of the Fund, a series of GMO Trust (the "Special Meeting") will be held on [June 16, 2006], 2006 on the 6th Floor of 40 Rowes Wharf, Boston, Massachusetts, at [9:00 a.m.], Boston time, for the following purpose, which is more fully described in the accompanying Proxy Statement dated [__________], 2006:

     1. To approve the elimination of the Fund's fundamental investment restriction with respect to the short sale of securities.

     2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

     The Board of Trustees of the Trust has fixed the close of business on [May 1, 2006], 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED AS SOON AS POSSIBLE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                                        By order of the Board of Trustees,


                                        ----------------------------------------
                                        Jason B. Harrison
                                        Clerk

[__________], 2006

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                    GMO TRUST

                               GMO ALPHA ONLY FUND

                                 40 ROWES WHARF
                           BOSTON, MASSACHUSETTS 02110

                                   ----------

                                  INTRODUCTION

     The enclosed proxy is solicited by the Trustees of GMO Trust (the "Trust") for use at the Special Meeting of Shareholders (the "Special Meeting") of GMO Alpha Only Fund, a series of the Trust, to be held on [June 16, 2006], 2006 at 9:00 a.m., Boston time, and any adjournment(s) thereof, for action upon matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on [May 1, 2006], 2006 are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about [__________], 2006.

     As described more fully below, it is proposed that the Fund's fundamental investment restriction with respect to the short sale of securities be eliminated. The Trustees recommend that you vote to approve this proposal.

     Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made, the proxy will be voted FOR the matter specified in the proxy.

                ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION

     The Investment Company Act of 1940 (the "1940 Act") requires registered investment companies to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions may be changed only by shareholder vote.

     The Trustees recommend that shareholders approve the elimination of the Fund's fundamental investment restriction with respect to the short sale of securities. This restriction provides that the Fund may not "make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short." As a result, the Fund currently is prohibited from making short sales of securities except that the Fund may make short sales "against the box," meaning the Fund may make short sales where the Fund owns or has the right to acquire at no added cost, securities identical to those sold short.

     This restriction is not required to be fundamental under the 1940 Act. It was originally adopted by the Fund in response to certain state law requirements that have not applied to the Fund since 1996. Consequently, for several years, new funds of the Trust have not adopted this restriction.

     If shareholders approve this proposal, the Fund will be permitted to engage in short sales - including those that are not "against the box" -- in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issue and quantity at some future date, and it realizes a loss to the extent that the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). If the Fund engages in short sales, it may have to pay a premium to borrow the securities and must pay to the lender any dividends or interest paid on the securities while they are borrowed. Short sales "against the box" may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in the security would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not "against the box" involve a form of investment leverage, and the amount of the Fund's loss on a short sale is potentially unlimited. Consequently, the elimination of the Fund's current investment restriction with respect to short sales could increase the Fund's exposure to leverage and other investment risks.

     Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager") has advised the Board that it believes that the ability to engage in short sales will enhance investment flexibility and could assist the Fund in achieving its investment objective. The Fund's investment objective is high total return. The Fund seeks to achieve its investment objective by investing in various sub-asset classes that the Manager expects to outperform their relevant broader asset classes, and seeks to hedge out some or all of the expected return of these broader asset classes through the use of financial futures contracts, swap contracts and currency contracts (which are all permitted by the Fund's fundamental investment restrictions). With respect to certain asset classes, the Manager believes it may be more effective and/or more efficient to hedge out some or all of the expected return by taking short positions in exchange-traded funds ("ETFs") or other securities that represent these asset classes in lieu of (or in addition to) using financial futures contracts, swap contracts, or currency contracts. If the proposal is approved, the Fund would be permitted to (and the Manager expects the Fund to) engage in short sales of ETFs and other securities as part of the Fund's investment strategies.

REQUIRED VOTE. Pursuant to the 1940 Act, more than 50% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
                      SHAREHOLDERS VOTE FOR THIS PROPOSAL.

            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

QUORUM AND METHODS OF TABULATION. Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. However, approval of the Proposal will require the presence of more than 50% of the Fund's shares at the Special Meeting in person or by proxy. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the "Tellers") for the Special Meeting.

     The Tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

REVOCATION OF PROXIES. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

ADJOURNMENT. In the event that a quorum is not present and/or sufficient votes in favor of the proposal set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Fund pays the costs of any additional solicitation and of any adjourned session.

FINANCIAL INFORMATION. A copy of the Fund's Annual Report for the most recent fiscal year, including financial statements, has previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders, a copy of the Fund's Annual Report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to GMO Shareholder Services, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling collect (617) 346-7646.

ADDITIONAL INFORMATION. The costs of solicitation of proxies will be borne by the Fund. In addition to soliciting proxies by mail, the Trustees of your Fund and employees of the Trust may solicit proxies in person or by telephone.

                                FUND INFORMATION

INVESTMENT ADVISER AND DISTRIBUTOR. Grantham, Mayo, Van Otterloo & Co. LLC serves as the Trust's investment adviser. Funds Distributor, Inc. ("FDI"), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust's distributor on behalf of the Fund.

LIMITATION OF TRUSTEE LIABILITY. The Amended and Restated By-laws of the Trust provide that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; provided, however, that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as the Fund's independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

OTHER INFORMATION. Please refer to attached Exhibits A through C for additional information about the Fund and the Trust, including information about the Trust's Officers, shares outstanding in the classes offered by the Fund, and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of any class of the Fund as of [May 1,] 2006.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[__________], 2006

                         EXHIBIT A--OFFICER INFORMATION

     The table below lists certain information concerning the Officers of the Trust. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office. The address of each Officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

  NAME AND DATE OF       POSITION(S) HELD                                             PRINCIPAL
       BIRTH              WITH THE TRUST       LENGTH OF TIME SERVED      OCCUPATION(S) DURING PAST 5 YEARS
 -----------------     -------------------   -------------------------   -----------------------------------
Scott Eston            President and Chief   President and Chief         Chief Financial Officer, Chief
DOB: 01/20/1956        Executive Officer     Executive Officer since     Operating Officer and Member,
                                             October 2002; Vice          Grantham, Mayo, Van Otterloo & Co.
                                             President, August           LLC.
                                             1998-October 2002.

Susan Randall          Treasurer             Treasurer since February    Member, Grantham, Mayo, Van
Harbert                                      1998; Chief Financial       Otterloo & Co. LLC.
DOB: 04/25/1957                              Officer, February
                                             2000-March 2006.

Brent C. Arvidson      Assistant Treasurer   Since August 1998.          Senior Fund Administrator,
DOB: 06/26/1969                                                          Grantham, Mayo, Van Otterloo & Co.
                                                                         LLC.

Sheppard N. Burnett    Assistant Treasurer   Since September 2004.       Fund Administration Staff,
DOB: 10/24/1968                                                          Grantham, Mayo, Van Otterloo & Co.
                                                                         LLC (June 2004-present); Vice
                                                                         President, Director of Tax,
                                                                         Columbia Management Group
                                                                         (2002-2004) and Senior Tax Manager
                                                                         (2000-2002),
                                                                         PricewaterhouseCoopers LLP.

Michael E. Gillespie   Chief Compliance      Since March 2005.           Vice President of Compliance (June
DOB: 02/18/1958        Officer                                           2004-February 2005) and Director
                                                                         of Domestic Compliance (March
                                                                         2002-June 2004), Fidelity
                                                                         Investments; Vice President and
                                                                         Senior Counsel, State Street Bank
                                                                         and Trust Company (May 1998-March
                                                                         2002).

David L. Bohan         Vice President and    Vice President since        Legal Counsel, Grantham, Mayo, Van
DOB: 06/21/1964        Assistant Clerk       March 2005; Assistant       Otterloo & Co. LLC (September
                                             Clerk since March 2006;     2003-present); Attorney, Goodwin
                                             Clerk, March 2005-March     Procter LLP (September
                                             2006.                       1996-September 2003).

Scott D. Hogan         Vice President and    Vice President since June   Legal Counsel, Grantham, Mayo, Van
DOB: 01/06/1970        Assistant Clerk       2005; Assistant Clerk       Otterloo & Co. LLC.
                                             since March 2006;
                                             Secretary, June 2005-
                                             March 2006; Acting Chief
                                             Compliance Officer,
                                             October 2004-February
                                             2005.

Jason B. Harrison      Clerk                 Since March 2006.           Legal Counsel, Grantham, Mayo, Van
DOB: 01/29/1977                                                          Otterloo & Co. LLC (since February
                                                                         2006) and Attorney, Ropes & Gray
                                                                         LLP (September 2002-February 2006).

  NAME AND DATE OF       POSITION(S) HELD                                             PRINCIPAL
       BIRTH              WITH THE TRUST       LENGTH OF TIME SERVED      OCCUPATION(S) DURING PAST 5 YEARS
 -----------------     -------------------   -------------------------   -----------------------------------
Julie L. Perniola      Vice President        Vice President, February,   Chief Compliance Officer,
DOB: 10/07/1970                              2003-present.               Grantham, Mayo, Van Otterloo & Co.
                                                                         LLC.

Mr. Eston, Ms. Harbert, Mr. Arvidson, and Mr. Burnett, also serve as directors or officers of one or more subsidiaries or affiliates of Grantham, Mayo, Van Otterloo & Co. LLC and/or one or more unregistered investment companies managed by Grantham, Mayo, Van Otterloo & Co. LLC and its subsidiaries.

                          EXHIBIT B--SHARES OUTSTANDING

The table below lists the shares outstanding of the Fund as of [May 1], 2006. [To be updated]

SHARE CLASS   SHARES OUTSTANDING
-----------   ------------------
Class III     [________________]
Class IV      [________________]

                         EXHIBIT C--BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of any class of the Fund as of [May 1], 2006. [To be updated]

            NAME & ADDRESS
CLASS        (% OWNERSHIP)
-----       --------------
Class III
Class IV

PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GMO TRUST.

GMO Alpha Only Fund   Proxy for a meeting of shareholders to be held on
                      [June 16, 2006]

The undersigned, revoking all Proxies heretofore given, hereby appoints David Bohan, Jason Harrison, and Scott Hogan, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the GMO Alpha Only Fund (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [9:00 a.m.], Eastern Time, on [June 16, 2006] at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 and at any adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

                                        PLEASE BE SURE TO SIGN AND DATE THIS
                                        PROXY.


                                        ----------------------------------------
                                        SIGNATURE(S) AND TITLE(S), IF APPLICABLE
                                        DATE
                                             -----------------------------------

                                        Please sign your name exactly as it
                                        appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

            PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.    [X]

PLEASE DO NOT USE FINE POINT PENS.

YOUR VOTE IS IMPORTANT. PLEASE HELP US TO ELIMINATE THE EXPENSE OF FOLLOW-UP MAILINGS BY SIGNING AND RETURNING THIS PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------
1. To approve the elimination of the Fund's
   fundamental investment restriction with respect to
   the short sale of securities.                         [ ]     [ ]       [ ]

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.